Exhibit 10.1

Form of MSA Termination Agreement

This MSA Termination Agreement is entered into as of September 24, 2010 by and among Avago Technologies Limited (the “Company”), Bali Investments S.àr.l., a Luxembourg company (“Bali”), and the individual appearing on the signature page hereto (the “MSA Participant”).

RECITALS

WHEREAS, the MSA Participant previously entered into a Management Shareholders Agreement with the Company and Bali (such agreement, as amended from time to time, the “MSA”); and

WHEREAS, the Company, Bali and the MSA Participant wish to terminate the MSA with effect from September 27, 2010.

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Termination of MSA. The MSA shall be terminated and shall have no further effect as of September 27, 2010, and, for the avoidance of doubt, the parties hereto agree that the MSA Participant shall, as a result of such termination, cease to have any rights or obligations as a Management Shareholder under that certain Registration Rights Agreement dated as of December 1, 2005 by and among the Company, Bali, investment funds affiliated with Silver Lake Partners, investment funds affiliated with Kohlberg Kravis Roberts & Co. and the other parties thereto.

2. Applicable Law. The laws of Singapore shall govern the interpretation, validity and performance of the terms of this MSA Termination Agreement, regardless of the law that might be applied under principles of conflicts of law.

3. Counterparts. This MSA Termination Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signatures Follow]

This MSA Termination Agreement is executed as of the date first written above.

AVAGO TECHNOLOGIES LIMITED

By:
Name:
Title:

BALI INVESTMENTS S.ÀR.L.

By:
Name:
Title:

By:
Name:
Title:

MSA PARTICIPANT

[Signature Page to Agreement MSA Termination Agreement]